SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report(Date of Earliest Event Reported): November 3, 2004

                            PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

        WYOMING                      0-9154                  83-0211506
(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)               File Number)            Identification No.)

 2600 TOWER OAKS BLVD., SUITE 500, ROCKVILLE, MARYLAND
            (Address of principal executive offices)          (Zip code)

                    (301) 468-1200
   Registrant's telephone number, including area code


                            CHEYENNE RESOURCES, INC.
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 3, 2004, Paradigm Holdings, Inc., a Wyoming corporation ("PDHO") entered into an Agreement and Plan of Reorganization with Paradigm Solutions Merger Corp., a Delaware corporation and wholly-owned subsidiary of PDHO (the "Merger Sub"), Paradigm Solutions Corporation, a Maryland corporation ("PSC") and the shareholders of PSC (the "PSC Shareholders"). Pursuant to the Agreement and Plan of Reorganization, the Merger Sub will be merged with and into PSC, which shall be the surviving corporation and continue its existence under the laws of the State of Maryland and shall be a wholly-owned subsidiary of PDHO. In consideration of the Merger, the PSC Shareholders exchanged 13,699 shares of common stock of PSC, which was 100% of the issued and outstanding capital stock of PSC, for 17,500,000 shares of common stock of PDHO.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     See Item 1.01 Above.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     See Item 1.01 Above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit No. Description:

Exhibit             Description                               Location

Exhibit 99.1        Agreement and Plan of Reorganization,     Provided herewith
                    dated November 3, 2004, by and among
                    Paradigm Holdings, Inc., a Wyoming
                    corporation, Paradigm Solutions Merger
                    Corp., a Delaware corporation and wholly-owned subsidiary of Paradigm Holdings, Inc., Paradigm Solutions Corporation, a Maryland corporation and the shareholders of Paradigm
                    Solutions Corporation.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 12, 2004        PARADIGM HOLDINGS, INC.

                                  By:     /s/ Raymond A. Huger
                                     -------------------------
                                  Name:  Raymond A. Huger
                                  Title: President, Chief Executive Officer and
                                         Director


















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